UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 1, 2022
Summit Midstream Partners, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35666	45-5200503
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
910 Louisiana Street, Suite 4200
Houston, TX 77002
(Address of principal executive office) (Zip Code)
(Registrant’s telephone number, including area code): (832) 413-4770
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	SMLP	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 9.01 Financial Statements and Exhibits.
This Amendment No. 1 on Form 8-K/A is being filed by Summit Midstream Partners, LP (including its subsidiaries, collectively “SMLP” or the “Partnership”) to amend its current report on Form 8-K filed with the Securities and Exchange Commission on December 1, 2022 (the “Original Report”), solely to provide the financial statements of businesses acquired and the related pro forma financial information required by Item 9.01 of Form 8-K. Except as otherwise provided herein, the disclosure made in the Original Report remains unchanged.
As previously disclosed, on December 1, 2022, Summit Midstream Holdings, LLC (“SMP Holdings”), a wholly owned subsidiary of the Partnership, completed the acquisition of Outrigger DJ Midstream LLC (“Outrigger DJ”) from Outrigger Energy II LLC, and each of Sterling Energy Investments LLC, Grasslands Energy Marketing LLC and Centennial Water Pipelines LLC (collectively, “Sterling DJ” or “Sterling Conveyed Entities”) from Sterling Investment Holdings LLC, respectively, pursuant to definitive agreements, each dated October 14, 2022 (collectively, the “Transactions”).
As a result of the Transactions, SMLP acquired natural gas gathering and processing systems, a crude oil gathering system, freshwater rights, and a subsurface freshwater delivery system in the DJ Basin for aggregate cash consideration of $305.0 million, subject to customary post-closing adjustments. The Outrigger DJ and Sterling DJ consolidated asset portfolio is located in Weld, Morgan, and Logan Counties, Colorado and Cheyenne County, Nebraska.
(a) Financial statements of businesses acquired.
The audited consolidated financial statements of Outrigger DJ Midstream LLC and Subsidiary as of and for the years ended December 31, 2021 and 2020 are filed as Exhibit 99.3 and incorporated herein by reference.
The unaudited consolidated financial statements of Outrigger DJ Midstream LLC and Subsidiary as of September 30, 2022 and December 31, 2021 and for the nine month periods ended September 30, 2022 and September 30, 2021 are filed as Exhibit 99.4 and incorporated herein by reference.
The audited combined financial statements of the Sterling Conveyed Entities as of December 31, 2021 and 2020, and for the years ended December 31, 2021 and 2020 are filed as Exhibit 99.5 and incorporated herein by reference.
The unaudited condensed combined financial statements of the Sterling Conveyed Entities as of September 30, 2022 and December 31, 2021, and for the nine months ended September 30, 2022 and 2021 are filed as Exhibit 99.6 and incorporated herein by reference.
(b) Pro Forma Financial Information.
The following unaudited pro forma financial information of the Partnership is filed as Exhibit 99.7 to this Current Report on Form 8-K/A and is incorporated herein by reference:
•Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2022.
•Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended September 30, 2022.
•Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2021.
(d) Exhibits.

Exhibit Number	Description
99.1	Consent of Ernst & Young, LLP.
99.2	Consent of Grant Thornton LLP.
99.3	Audited Consolidated financial statements of Outrigger DJ Midstream, LLC and Subsidiary as of and for the years ended December 31, 2021 and 2020
99.4
Unaudited Consolidated financial statements of Outrigger DJ Midstream LLC and Subsidiary as of September 30, 2022 and December 31, 2021 and for the nine month periods ended September 30, 2022 and September 30, 2021

99.5	Audited Combined financial statements of the Sterling Conveyed Entities as of December 31, 2021 and 2020, and for the years ended December 31, 2021 and 2020
99.6	Unaudited Condensed Combined financial statements of the Sterling Conveyed Entities as of September 30, 2022 and December 31, 2021, and for the nine months ended September 30, 2022 and 2021
99.7	Unaudited pro forma condensed combined financial information
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Summit Midstream Partners, LP
(Registrant)

		By:	Summit Midstream GP, LLC (its general partner)

Dated:	February 15, 2023	/s/ William J. Mault
William J. Mault, Executive Vice President and Chief Financial Officer